UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 19, 2004


                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  001-16133              06-1245881
(State or other jurisdiction of   (Commission File         (IRS Employer
        incorporation)                Number)            Identification No.)



                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)




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Item 5. Other Events and Regulation FD Disclosure

     On March 22, 2004, Delcath Systems, Inc. (the "Company") issued a press release relating to the completion by it of a private placement of common stock and warrants pursuant to agreements dated as of March 19, 2004. The Company's press release dated March 22, 2004 is incorporated herein by reference and filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

 Exhibit                            Description
 -------                            -----------
    4         Form of Warrant to Purchase Shares of Common Stock issued
              pursuant to the Common Stock Purchase Agreement dated as of
              March 19, 2004.
  10.1        Common Stock Purchase Agreement dated as of March 19, 2004 by and among Delcath Systems, Inc. and the Purchasers Listed on
              Exhibit A thereto.
  10.2        Registration Rights Agreement dated as of March 19, 2004 by and among Delcath Systems, Inc. and the Purchasers Listed on
              Schedule I thereto.
   19         Press Release dated March 22, 2004 of Delcath Systems, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELCATH SYSTEMS, INC.



                                     By:       /s/ M. S. KOLY
                                         -------------------------------------
                                          M. S. Koly
                                          President and Chief Executive Officer


Date: March 22, 2004


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                                 EXHIBIT INDEX


Exhibit                            Description
 -------                            -----------
    4         Form of Warrant to Purchase Shares of Common Stock issued
              pursuant to the Common Stock Purchase Agreement dated as of
              March 19, 2004.
  10.1        Common Stock Purchase Agreement dated as of March 19, 2004 by and among Delcath Systems, Inc. and the Purchasers Listed on
              Exhibit A thereto.
  10.2        Registration Rights Agreement dated as of March 19, 2004 by and among Delcath Systems, Inc. and the Purchasers Listed on
              Schedule I thereto.
   19         Press Release dated March 22, 2004 of Delcath Systems, Inc.